UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ________________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 28, 2004


                               PTEK HOLDINGS, INC.
               (Exact Name of Registrant as Specified in Charter)




    Georgia                          000-27778                   59-3074176
-----------------                  ---------------          --------------------
(State or Other                     (Commission                 (IRS Employer
 Jurisdiction of                     File Number)            Identification No.)
 Incorporation)

              3399 Peachtree Road, NE, Suite 700, Atlanta, GA 30326
        ----------------------------------------------------------------
         (Addresses of Principal Executive Offices, including Zip Code)

                                 (404) 262-8400
             ------------------------------------------------------
              (Registrant's Telephone Number, including Area Code)

Item 12. Results of Operation and Financial Condition.
-------- ---------------------------------------------

     On April 28, 2004, PTEK Holdings, Inc. issued a press release reporting on its financial results for the quarter ended March 31, 2004. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. In accordance with General Instruction B.6 of Form 8-K, the information included or incorporated in this report, including
Exhibit 99.1, is being furnished to the Securities and Exchange Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

                                    EXHIBITS
                                    --------
Exhibit No.   Description
-----------   ------------------------------------------------------------------

   99.1 Press Release, dated April 28, 2004, with respect to the Registrant's financial results for the three months ended March 31, 2004.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             PTEK HOLDINGS, INC.


                                             /s/ Michael E. Havener
                                             -----------------------------------
                                             Michael E. Havener
                                             Executive Vice President and
                                             Chief Financial Officer
                                             (principal financial and accounting
                                              officer)

Date:  April 28, 2004

                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.   Description
-----------   ------------------------------------------------------------------

   99.1 Press Release, dated April 28, 2004, with respect to the Registrant's financial results for the three months ended March 31, 2004.